SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                     Date of Report (date of earliest event
                                   reported):
                                 January 5, 2001


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                               executive offices)

                                 (212) 526-7000
              (Registrant's Telephone Number, Including Area Code)

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                  The following Exhibits are incorporated by reference into Registration Statement on Form S-3 No. 33-53651 as exhibits thereto and are filed as part of this Report.

Exhibit No.                Description


4.01 Calculation Agency Agreement, dated as of January 5, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's 0.25% Notes Due January 5, 2006, Performance Linked to a Basket of Five Technology Stocks.

4.02 Global Security representing $20,000,000 aggregate principal amount of the Corporation's 0.25% Notes Due January 5, 2006, Performance Linked to a Basket of Five Technology Stocks.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        LEHMAN BROTHERS HOLDINGS INC.

                                           By:      /s/ Barrett S. DiPaolo
                                       -----------------------------------------
                                                        Barrett S. DiPaolo
                                                        Vice President





Date:  January 5, 2001

                                  EXHIBIT INDEX


Exhibit No.                         Description


4.01 Calculation Agency Agreement, dated as of January 5, 2001, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's 0.25% Notes Due January 5, 2006, Performance Linked to a Basket of Five Technology Stocks.

4.02 Global Security representing $20,000,000 aggregate principal amount of the Corporation's 0.25% Notes Due January 5, 2006, Performance Linked to a Basket of Five Technology Stocks.

                                                                    EXHIBIT 4.01


                          CALCULATION AGENCY AGREEMENT
(0.25% Notes Due January 5, 2006, Performance Linked to a Basket of
 Five Technology Stocks)


                  AGREEMENT, dated as of January 5, 2001 between Lehman Brothers Holdings Inc. (the "Company")and Lehman Brothers Inc., as Calculation Agent.
                  WHEREAS, the Company has authorized the issuance of $20,000,000 aggregate principal amount of 0.25% Notes Due January 5, 2006, Performance Linked to a Basket of Five Technology Stocks (the "Securities");
                  WHEREAS, the Securities will be issued under an Indenture dated as of September 1, 1987, between the Company and Citibank, N.A., as Trustee (the "Trustee"), as supplemented and amended by supplemental indentures dated as of November 25, 1987, November 27, 1990, September 13, 1991, October 4, 1993, October 1, 1995 and June 26, 1997, and incorporating Standard Multiple Series Indenture Provisions dated July 30, 1987, as amended November 16, 1987 (collectively, the "Indenture"); and
                  WHEREAS, the Company requests the Calculation Agent to perform certain services described herein in connection with the Securities.
                  NOW THEREFORE, the Company and the Calculation Agent agree as follows:
1. Appointment of Agent. The Company hereby appoints Lehman Brothers Inc. as Calculation Agent and Lehman Brothers Inc. hereby accepts such appointment as the Company's agent for the purpose of performing the services hereinafter described upon the terms and subject to the conditions hereinafter mentioned.

2. Calculations and Information Provided. In response to a request made by the Trustee for a determination of the Maturity Payment Amount due at Stated Maturity of the Securities, the Redemption Payment Amount and the Repurchase Payment Amount, the Calculation Agent shall determine such

     Payment Amount and notify the Trustee of its determination. The Calculation Agent shall also be responsible for (a) the determination of the Basket Level, (b) whether adjustments to the Multipliers should be made and (c) whether a Market Disruption Event has occurred. The Calculation Agent shall notify the Trustee of any such adjustment or if a Market Disruption Event has occurred. Annex A hereto sets forth the procedures the Calculation Agent will use to determine the information described in this Section 2.

3. Calculations. Any calculation or determination by the Calculation Agent pursuant hereto shall (in the absence of manifest error) be final and binding. Any calculation made by the Calculation Agent hereunder shall, at the Trustee's request, be made available at the Corporate Trust Office.

4. Fees and Expenses. The Calculation Agent shall be entitled to reasonable compensation for all services rendered by it as agreed to between the Calculation Agent and the Company.

5. Terms and Conditions. The Calculation Agent accepts its obligations herein set out upon the terms and conditions hereof, including the following, to all of which the Company agrees:

                    (i) in acting under this Agreement, the Calculation Agent is acting solely as an independent expert of the Company and does not assume any obligation toward, or any relationship of agency or trust for or with, any of the holders of the Securities;

                    (ii) unless  otherwise  specifically  provided  herein,  any order, certificate, notice, request, direction or other communication from the Company or the Trustee made or given under any provision of this Agreement shall be sufficient if signed by any person whom the Calculation Agent reasonably believes to be a duly authorized officer or attorney-in-fact of the Company or the Trustee, as the case may be;

                   (iii) the Calculation Agent shall be obliged to perform only such duties as are set out specifically herein and any duties necessarily incidental thereto;

                    (iv) the Calculation Agent,  whether acting for itself or in any other capacity, may become the owner or pledgee of Securities with the same rights as it would have had if it were not acting hereunder as Calculation Agent; and

                    (v) the Calculation Agent shall incur no liability hereunder except for loss sustained by reason of its gross negligence or wilful misconduct.

6. Resignation; Removal; Successor. (a) The Calculation Agent may at any time resign by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective, subject to the appointment of a successor Calculation Agent and acceptance of such appointment by such successor Calculation Agent, as hereinafter provided. The Calculation Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Calculation Agent and the acceptance of such appointment by such successor Calculation Agent. In the event a successor Calculation Agent has not been appointed and has not accepted its duties within 90 days of the Calculation Agent's notice of resignation, the Calculation Agent may apply to any court of competent jurisdiction for the designation of a successor Calculation Agent.

                  (b) In case at any time the Calculation Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or all or any substantial part of its property shall be appointed, or if any public officer shall have taken charge or control of the Calculation Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Calculation Agent shall be appointed by the Company by an instrument in writing, filed with the successor Calculation Agent. Upon the appointment as aforesaid of a successor Calculation Agent and acceptance by the latter of such appointment, the Calculation Agent so superseded shall cease to be Calculation Agent hereunder.

                  (c) Any successor Calculation Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor, to the Company and to the Trustee an instrument accepting such appointment hereunder and agreeing to be bound by the terms hereof, and thereupon such successor Calculation Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Calculation Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Calculation Agent shall be entitled to receive, all moneys, securities and other property on deposit with or held by such predecessor, as Calculation Agent hereunder.
                  (d) Any corporation into which the Calculation Agent hereunder may be merged or converted or any corporation with which the Calculation Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Calculation Agent shall be a party, or any corporation to which the Calculation Agent shall sell or otherwise transfer all or substantially all of the assets and business of the Calculation Agent shall be the successor Calculation Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

7. Certain Definitions. Terms not otherwise defined herein or in Annex A hereto are used herein as defined in the Indenture or the Securities.

8. Indemnification. The Company shall indemnify the Calculation Agent against any losses or liability which it may incur or sustain in connection with its appointment or the exercise of its powers and duties hereunder except such as may result from the gross negligence or wilful misconduct of the Calculation Agent or any of its agents or employees. The Calculation Agent shall incur no liability and shall be indemnified and held harmless by the Company for or in respect of any action taken or suffered to be taken in good faith by the Calculation Agent in reliance upon written instructions from the Company.

9. Notices. Any notice required to be given hereunder shall be delivered in person, sent (unless otherwise specified in this Agreement) by letter, telex or facsimile transmission or communicated by telephone (confirmed in a writing dispatched within two Business Days), (a) in the case of the Company, to it at Three World Financial Center, New York, New York 10285 (facsimile: (212) 526-3772) (telephone: (212) 526-4841), Attention: Legal
     Counsel, (b) in the case of the Calculation Agent, to it at Three World Financial Center, New York, New York 10285-0600 (facsimile: (212) 526-2755) (telephone: (212) 526-0900), Attention: Equity Derivatives Trading and (c) in the case of the Trustee, to it at 111 Wall Street, 5th Floor, New York, New York 10043 (facsimile: (212) 657-3836) (telephone: (212) 657-7805),
     Attention: Corporate Trust Department or, in any case, to any other address or number of which the party receiving notice shall have notified the party giving such notice in writing. Any notice hereunder given by telex, facsimile or letter shall be deemed to be served when in the ordinary course of transmission or post, as the case may be, it would be received.

10. Governing Law. This Agreement shall be governed by and continued in accordance with the laws of the State of New York.

11. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12. Benefit of Agreement. This Agreement is solely for the benefit of the parties hereto and their successors and assigns, and no other person shall acquire or have any rights under or by virtue hereof.

                  IN WITNESS WHEREOF, this Calculation Agency Agreement has been entered into as of the day and year first above written.

                                         LEHMAN BROTHERS HOLDINGS INC.


                                         By:  /s/  Barrett S. DiPaolo
                                            ___________________________
                                            Name:  Barrett S. DiPaolo
                                            Title: Vice President



                                          LEHMAN BROTHERS INC.,
                                          as Calculation Agent



                                          By:  /s/  Barrett S. DiPaolo
                                             ___________________________
                                             Name:  Barrett S. DiPaolo
                                             Title: Vice President

                                     ANNEX A


         1.       The Basket Securities.

         The Basket Securities is a group of securities included in the Basket (as defined below) from time to time and shall initially consist of the American Depositary Receipts ("ADRs") of Nokia Corporation and the common stocks of Cisco Systems, Inc., Microsoft Corporation, Oracle Corporation and Sun Microsystems, Inc., in each case unless adjusted for certain extraordinary corporate events as described herein.

         "Basket" shall mean the Basket Securities.

         2.       Determination of the Payment Amount.

         The Calculation Agent shall determine the Payment Amount payable for each Security.

         The amount payable at Stated Maturity for each $1,000 principal amount of Securities (the "Maturity Payment Amount") shall equal (i) the greater of (a) $1,000 and (b) the Alternative Redemption Amount and (ii) any accrued but unpaid interest through the Stated Maturity. The amount payable upon a Redemption of each $1,000 principal amount of Securities (the "Redemption Payment Amount") shall equal (i) the greater of (a) $1,000 and (b) the Alternative Redemption Amount and (ii) any accrued but unpaid interest through the Non-Delaying Event Redemption Date or, if a Delaying Event occurs, through the Delaying Event Redemption Date. The amount payable upon a Repurchase of each $1,000 principal amount of Securities (the "Repurchase Payment Amount") shall equal (i) the Alternative Redemption Amount and (ii) any accrued but unpaid interest through the Non-Delaying Event Repurchase Date or, if a Delaying Event occurs, through the Delaying Event Repurchase Date.

         The Basket Level used to calculate the Alternative Redemption Amount shall be determined by the Calculation Agent.

         3.       Multipliers.

         The "Multiplier" shall mean, with respect to any applicable principal amount of Securities, the number of shares or other units (including ADRs) or any fractional share or other unit expressed as a decimal of each Basket Security included in the Basket. In the case of each Security with principal amount of $1,000.00, the initial Multiplier for each Basket Security is set forth below:



           Basket Security                       Initial Multiplier

    Cisco Systems, Inc.                              0.487322

    Microsoft Corporation                            0.436149

    Nokia Corporation                                0.450109

    Oracle Corporation                               0.655132

    Sun Microsystems, Inc.                           0.655853

The Multipliers with respect to each Basket Security shall remain constant unless adjusted for certain extraordinary corporate events as described below.

         4.       Adjustments to the Multipliers and the Basket.

         Adjustments to a Multiplier and the Basket shall be made in the circumstances described below. For purposes of the following adjustments, except as noted below, ADRs shall be treated like common stock if a comparable adjustment to the foreign shares underlying the ADRs is made pursuant to the terms of the depositary arrangement for the ADRs or if holders of ADRs are entitled to receive property in respect of the underlying foreign share.

         (a) If a Basket Security is subject to a stock split or reverse stock split, then once the split has become effective, the Multiplier relating to such Basket Security shall be adjusted. The Multiplier shall be adjusted to equal the product of the number of shares outstanding of the Basket Security after the split with respect to each share of such Basket Security immediately prior to effectiveness of the split and the prior Multiplier.

         (b) If a Basket Security is subject to an extraordinary stock dividend or extraordinary stock distribution that is given equally to all holders of shares, then once the Basket Security is trading ex-dividend, the Multiplier for such Basket Security shall be increased by the product of the number of shares of such Basket Security issued with respect to one share of such Basket Security and the prior Multiplier.

         (c) If the issuer of a Basket Security, or if a Basket Security is an ADR, the foreign issuer of the underlying foreign share, is being liquidated or dissolved or is subject to a proceeding under any applicable bankruptcy, insolvency or other similar law, such Basket Security shall continue to be included in the Basket so long as the primary exchange, trading system or market is reporting a market price for the Basket Security. If a market price, including a price on a bulletin board service, is no longer available for a Basket Security, then the value of the Basket Security shall equal zero for so long as no market price is available, and no attempt shall be made to find a replacement stock or increase the Basket Level to compensate for the deletion of such Basket Security.

         (d) If the issuer of a Basket Security, or if a Basket Security is an ADR, the foreign issuer of the underlying foreign share, has been subject to a merger or consolidation and is not the surviving entity and holders of the Basket Security are entitled to receive cash, securities, other property or a combination thereof in exchange for the Basket Security, then the following shall be included in the Basket:

                  (i) To the extent cash is received, the Basket shall include the amount of the cash consideration at the time holders are entitled to receive the cash consideration (the "M&A Cash Component"), plus accrued interest. If the cash received is denominated in a foreign currency, such cash shall then be converted into U.S. dollars using the Official W.M. Reuters Spot Closing Rate at 11:00 a.m., New York City time. If there are several quotes for the Official W.M. Reuters Spot Closing Rate at that time, the first quoted rate starting at 11:00 a.m. shall be the rate used. If there is no such Official W.M. Reuters Spot Closing Rate for a country's currency at 11:00 a.m., New York City time, the foreign currency-denominated cash shall be converted into U.S. dollars using the last available U.S. dollar cross-rate quote before 11:00 a.m., New York City time. Interest shall accrue beginning the first London Business Day after the day that holders receive the cash consideration until the Stated Maturity (the "M&A Cash Component Interest Accrual Period"). Interest shall accrue on the M&A Cash
         Component at a rate equal to the London Interbank Offered Rate ("LIBOR") with a term corresponding to the M&A Cash Component Interest Accrual Period.

                  (ii) To the extent that equity securities that are traded or listed on an exchange, trading system or market are received, once the exchange for the new securities has become effective, the former Basket Security shall be removed from the Basket and the new security shall be added to the Basket as a new Basket Security. The Multiplier for the new Basket Security shall equal the product of the last value of the Multiplier of the original Basket Security and the number of securities of the new Basket Security exchanged with respect to one share of the original Basket Security.

                  (iii) To the extent that equity securities that are not traded or listed on an exchange, trading system or market or non-equity securities or other property (other than cash) is received, the Calculation Agent shall determine the "Fair Market Value" of the securities or other property received based on the Average Execution Price. The Basket shall include an amount of cash equal to the product of the Multiplier of the Basket Security and the Fair Market Value (the "M&A Sale Component"). The Basket shall also include accrued interest on the M&A Sale Component. Interest shall accrue beginning the first London Business Day after the day that an affiliate of Holdings sells the securities or other property used to hedge Holdings' obligations under the Securities until the Stated Maturity (the "M&A Sale Component Interest Accrual Period"). Interest shall accrue at a rate equal to LIBOR with a term corresponding to the M&A Sale Component Interest Accrual Period.

         (e) If all of the shares of a Basket Security of an issuer are converted into or exchanged for the same or a different number of shares of any class or classes of common stock other than such Basket Security, whether by capital reorganization, recapitalization or reclassification or otherwise, then, once the conversion has become effective, the former Basket Security shall be removed from the Basket and the new common stock shall be added to the Basket as a new Basket Security. The Multiplier for each new Basket Security shall equal the product of the last value of the Multiplier of the original Basket Security and the number of shares of the new Basket Security issued with respect to one share of the original Basket Security.

         (f) If the issuer of a Basket Security, or if a Basket Security is an ADR, the issuer of the underlying foreign share, issues to all of its shareholders common stock or another equity security that is traded or listed on an exchange, trading system or market of an issuer other than itself, then the new common stock or other equity security shall be added to the Basket as a new Basket Security. The multiplier for the new Basket Security shall equal the product of the last value of the Multiplier with respect to the original Basket Security and the number of shares of the new Basket Security with respect to one share of the original Basket Security.

         (g) If an ADR is no longer listed or admitted to trading on a United States securities exchange registered under the Securities Exchange Act of 1934 or is no longer a security quoted on The Nasdaq Stock Market, Inc., then the foreign share underlying the ADR shall be deemed to be a new common stock added to the Basket as a new Basket Security. The initial Multiplier for that new Basket Security shall equal the product of the last value of the Multiplier with respect to the original ADR and the number of underlying foreign shares represented by a single such ADR.

         (h) If a Basket Security is subject to an extraordinary dividend or an extraordinary distribution, including upon liquidation or dissolution, of cash, equity securities that are not traded or listed on an exchange, trading system or market, non-equity securities or other property of any kind which is received equally by all holders of such Basket Security, then the Basket shall include the following:

                  (i) To the extent cash is entitled to be received, the Basket shall include on each day after the time that the Basket Security trades ex-dividend until the date the cash consideration is entitled to be received, the present value of the cash to be received, discounted at a rate equal to LIBOR, with a term beginning that day and ending on the date that the cash is entitled to be received (the "PV
         Extraordinary Cash Component"). When the cash consideration is received, the PV Extraordinary Cash Component shall be deleted from the Basket and the Basket shall include the amount of the cash consideration (the "Extraordinary Cash Component"), plus accrued interest. If the cash consideration received or entitled to be received is denominated in a foreign currency, such cash or the present value of such cash, as the case may be, shall be converted into U.S. dollars using the Official W.M. Reuters Spot Closing Rate at 11:00 a.m., New York City time. If there are several quotes for the Official W.M. Reuters Spot Closing Rate at that time, the first quoted rate starting at 11:00 a.m. shall be the rate used. If there is no such Official W.M. Reuters Spot Closing Rate for a country's currency at 11:00 a.m., New York City time, the foreign currency-denominated cash shall be converted into U.S. dollars using the last available U.S. dollar cross-rate quote before 11:00 a.m., New York City time. Interest shall accrue on the Extraordinary Cash Component beginning the first London Business Day after the day that holders are entitled to receive the Extraordinary Cash Component until the Stated Maturity (the "Extraordinary Cash Component Interest Accrual Period"). Interest shall accrue at a rate equal to LIBOR with a term corresponding to the Extraordinary Cash Component Interest Accrual Period.

                  (ii) To the extent that equity securities that are not traded or listed on an exchange, trading system or market or non-equity securities or other property (other than cash) is received, the Calculation Agent shall determine the Fair Market Value of the securities or other property received based on the Average Execution Price and the Basket shall include an amount of cash equal to the product of the Multiplier of the Basket Security and the Fair Market

         Value (the "Extraordinary Sale Component"). The Basket shall also include accrued interest on the Extraordinary Sale Component. Interest shall accrue beginning the first London Business Day after the day that an affiliate of Holdings sells the securities or other property used to hedge Holdings' obligations under the Securities until the Stated Maturity (the "Extraordinary Sale Component Interest Accrual Period"). Interest shall accrue at a rate equal to LIBOR with a term corresponding to Extraordinary Sale Component Interest Accrual Period.

         (i) If other corporate events occur with respect to such issuer or a Basket Security, adjustments shall be made to reflect the economic substance of such events.

         The payment of an ordinary cash dividend by an issuer of a Basket Security, or if a Basket Security is an ADR, by a foreign issuer of the underlying foreign share, from current income or retained earnings shall not result in an adjustment to the Multiplier.

         No adjustments of any Multiplier of a Basket Security shall be required unless the adjustment would require a change of at least .1% (.001) in the Multiplier then in effect. The Multiplier resulting from any of the adjustments specified above shall be rounded at the Calculation Agent's discretion.

         5.       Definitions.

         Set forth below are the terms used in this Annex A to the Calculation Agent Agreement.

                  "Alternative Redemption Amount" shall mean the product of (a) the Issue Price divided by 133.35 and (b) the Basket Level on the relevant Payment Determination Date.

                  "Average Execution Price" for a security or other property shall mean the average execution price that an affiliate of the Company receives or pays for such security or property, as the case may be, to hedge the Company's obligations under the Securities.

                  "Basket  Level",   when  used  with  respect  to  any  Payment
Determination Date, shall equal the sum of (a) the products of the Closing Prices and the applicable Multipliers for each Basket Security for which a Delaying Event does not occur on the related Calculation Day, (b) if a Delaying Event occurs for a Basket Security on the related Calculation Day, the product of the Closing Price for such Basket Security on the next Trading Day on which a Market Disruption Event does not occur for such Basket Security and the Multiplier for such Basket Security and (c) any cash included in the Basket on such Calculation Day.

                  "Business Day", notwithstanding the Indenture, shall mean any day other than a Saturday, a Sunday or a day on which the NYSE is not open for trading or banking institutions or trust companies in the City of New York are authorized or required by law or executive order to remain closed.

                  "Calculation Agent" shall mean the person that has entered into an agreement with the Company providing for, among other things, the determination of the Basket Level and the Payment Amount, which term shall, unless the context otherwise requires, include its successors and assigns. The initial Calculation Agent shall be Lehman Brothers Inc.

                  "Calculation Day" shall mean three Trading Days prior to (a) for payment at Stated Maturity, January 5, 2006, (b) for payment upon a Redemption, the Non-Delaying Event Redemption Date or (c) for a payment upon a Repurchase, the Non-Delaying Event Repurchase Date.

                  "Cash Included in the Basket" shall mean the M&A Cash Component, the M&A Sale Component, the PV Extraordinary Cash Component, the Extraordinary Cash Component, the Extraordinary Sale Component, and interest accrued thereon as provided for herein.

                  "Close of Trading" shall mean 4:00 p.m., New York City time.

                  "Closing  Price"  means  the  following,   determined  by  the
Calculation Agent based on information reasonably available to it:

(i) If the Basket Security is listed on a United States national securities exchange or trading system or is a security quoted on The Nasdaq Stock Market, Inc. ("NASDAQ"), the last reported sale price at the Close of Trading, regular way, on such day, on the primary securities exchange registered under the Securities Exchange Act of 1934 on which such Basket Security is listed or admitted to trading or quoted on NASDAQ, as the case may be.

                  (ii) If the Basket Security is listed or quoted on a non-United States securities exchange, trading system (other than a bulletin board) or market, the last reported sale price at the Close of Trading, regular way, on such day, on the primary exchange, trading system or market on which such Basket Security is listed, quoted or admitted to trading, as the case may be. The Closing Price shall then be converted into U.S. dollars using the Official W.M. Reuters Spot Closing Rate at 11:00 a.m., New York City time. If there are several quotes for the Official W.M. Reuters Spot Closing Rate at that time, the first quoted rate starting at 11:00 a.m. shall be the rate used. If there is no such Official W.M. Reuters Spot Closing Rate for a country's currency at 11:00 a.m., New York City time, the Closing Price shall be converted into U.S. dollars using the last available U.S. dollar cross-rate quote before 11:00 a.m., New York City time.

                  (iii) If the Basket Security is not listed on a national securities exchange or is not a NASDAQ security, and is listed or traded on a bulletin board, the Average Execution Price of the Basket Security. If such Basket Security is listed or traded on a non-United States bulletin board, the Closing Price shall then be converted into U.S. dollars using the Official W.M. Reuters Spot Closing Rate at 11:00 a.m., New York City time. If there are several quotes for the Official W.M. Reuters Spot Closing Rate at that time, the first quoted rate starting at 11:00 a.m. shall be the rate used. If there is no such Official W.M. Reuters Spot Closing Rate for a country's currency at 11:00 a.m., New York City time, the Closing Price shall be converted into U.S. dollars using the last available U.S. dollar cross-rate quote before 11:00 a.m., New York City time.

                  "Delaying Event" shall mean a Market Disruption Event for a Basket Security occurs on the relevant Calculation Day.

                  "Delaying Event Redemption Date" shall mean, if a Delaying Event occurs on the Calculation Day for a Redemption, three Business Days after the Payment Determination Date thereof.

                  "Delaying Event Repurchase Date" shall mean, if a Delaying Event occurs on the Calculation Day for a Repurchase, three Business Days after the Payment Determination Date thereof.

                  "Issue Price" shall mean $1,000 per each $1,000 principal amount of Securities.

                  "Market Disruption Event" with respect to a Basket Security means any of the following events as determined by the Calculation Agent:

                  (i) A suspension, absence or material limitation of trading of such Basket Security has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading on the primary organized U.S. exchange or trading system on which such Basket Security is traded or, if such Basket Security is not listed or quoted in the United States, on the primary exchange, trading system or market for such Basket Security. Limitations on trading during significant market fluctuations imposed pursuant to NYSE Rule 80B or any applicable rule or regulation enacted or promulgated by the NYSE, any other exchange, trading system, or market, any other self regulatory organization or the Securities and Exchange Commission of similar scope or as a replacement for Rule 80B, may be considered material. Notwithstanding the first sentence of this paragraph, a Market Disruption Event for a Basket Security traded on a bulletin board means a suspension, absence or material limitation of trading of such Basket Security for more than two hours or during the one hour period preceding 4:00 p.m., New York City time.

                  (ii) A suspension, absence or material limitation has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading in options contracts related to such Basket Security, whether by reason of movements in price exceeding levels permitted by an exchange, trading system or market on which such options contracts related to such Basket Security are traded or otherwise.

                  (iii) Information is unavailable on that date, through a recognized system of public dissemination of transaction information, for more than two hours of trading or during the one-half hour period preceding the Close of Trading, of accurate price, volume or related information in respect of such Basket Security or in respect of options contracts related to such Basket Security, in each case traded on any major U.S. exchange or trading system or in the case of securities of a non-U.S. issuer, traded on the primary non-U.S. exchange, trading system or market.

         For purposes of determining whether a Market Disruption Event has occurred:

                  (i) a limitation on the hours or number of days of trading shall not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange, trading system or market;

                  (ii) any suspension in trading in an option contract on a Basket Security by a major securities exchange, trading system or market by reason of (a) a price change violating limits set by such securities market, (b) an imbalance of orders relating to those contracts, or (c) a disparity in bid and ask quotes relating to those contracts, shall constitute a Market Disruption Event notwithstanding that the suspension or material limitation is less than two hours;

                  (iii) a suspension or material limitation on an exchange, trading system or in a market shall include a suspension or material limitation of trading by one class of investors provided that the suspension continues for more than two hours of trading or during the last one-half hour period preceding the Close of Trading on the relevant exchange, trading system or market but shall not include any time when the relevant exchange, trading system or market is closed for trading as part of that exchange's, trading system's or market's regularly scheduled business hours; and

                  (iv)       "trading systems" include bulletin board services.

                  "Multiplier" is defined in Section 3 herein.

                  "NYSE" shall mean the New York Stock Exchange.

                  "Non-Delaying Event Redemption Date" shall mean, notwithstanding anything to the contrary in the Indenture, the date set forth in the Redemption Notice, which date shall not be less than 15 nor more than 60 days after the date of the Redemption Notice.

                  "Non-Delaying Event Repurchase Date" shall mean the eighth Business Day following the Business Day on which the Company receives notice of a Repurchase from a Holder.

                  "Official W.M. Reuters Spot Closing Rates" shall mean the closing spot rates published on Reuters page "WMRA" relevant for such Basket Security.

                  "Payment Amount" shall mean the Maturity Payment Amount, the Redemption Payment Amount or the Repurchase Payment Amount, as the case may be.

                  "Payment Determination Date" shall mean the relevant Calculation Day, unless a Delaying Event occurs with respect to such Payment Determination Date, in which case the first Trading Day after the Calculation Day on which the Closing Prices for all Basket Securities that have been subject to a Delaying Event have been determined.

                  "Redemption" shall mean the option of the Company to redeem, at any time on or after December 28, 2002, in whole or from time to time in part, the Securities.

                  "Redemption Notice" shall mean the notice of Redemption mailed to the Holders.

                  "Repurchase" shall mean the option, at any time until eight Business Days before January 5, 2006, of a beneficial holder to elect to require the Company to repurchase, in whole or from time to time in part, such holder's Securities.

                  "Stated Maturity" shall mean January 5, 2006 or if a Delaying Event occurs, three Business Days after the Payment Determination Date on which the Basket Level has been determined.

                  "Trading Day" shall mean a day on which trading generally is conducted on the NYSE, American Stock Exchange and The Nasdaq Stock Market, Inc. and in the over-the-counter market for equity securities as determined by the Calculation Agent.

                                                                    EXHIBIT 4.02


                          LEHMAN BROTHERS HOLDINGS INC.

                         0.25% Notes Due January 5, 2006

            Performance Linked to a Basket of Five Technology Stocks


Number R-1                                                       $20,000,000.00
                                                                 CUSIP 524908CU2


See Reverse for Certain Definitions

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO SUCH DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE
DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO LEHMAN BROTHERS HOLDINGS INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  LEHMAN BROTHERS HOLDINGS INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, at the office or agency of the Company in the Borough of Manhattan, The City of New York, on January 5, 2006, or if a Delaying Event occurs, three Business Days after the Payment Determination Date therefor (the "Stated Maturity"), in such coin or currency of the United States of America at the time of payment shall be legal tender for the payment of public and private debts, for each $1,000 principal amount of the Securities represented hereby, an amount equal to (i) the greater of (a) $1,000 and (b) the Alternative Redemption Amount and (ii) accrued but unpaid interest through the Stated Maturity (the "Maturity Payment Amount"), and to pay interest computed on the basis of a 360-day year of twelve 30-day months, semi-annually on January 5 and July 5 of each year, commencing July 5, 2001, on said principal sum at said office or agency, in like coin or currency, at a rate per annum equal to 0.25% from January 5 or the most recent January 5 or July 5 to which interest has been paid or duly provided for.

                  The interest so payable on any January 5 or July 5 shall, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the first day of the calendar month in which the interest payment is made. Interest may, at the option of the Company, be paid by check mailed to the person entitled thereto at such person's address as it appears on the registry books of the Company.

                  Any amount payable hereon at Stated Maturity, Redemption or Repurchase shall be paid only upon presentation and surrender of this Security.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

                  This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

                  IN WITNESS WHEREOF, LEHMAN BROTHERS HOLDINGS INC. has caused this instrument to be signed by its Chairman of the Board, its Vice Chairman, its President, its Chief Financial Officer, one of its Vice Presidents or its Treasurer, by manual or facsimile signature under its corporate seal, attested by its Secretary or one of its Assistant Secretaries by manual or facsimile signature.

Dated:   January 5, 2001                    LEHMAN BROTHERS HOLDINGS INC.


                                              By: /s/ Barrett S. DiPaolo
                                                 _________________________
                                                  Name: Barrett S. DiPaolo
                                                  Title:   Vice President
[SEAL]
                                           Attest: /s/ Madeline L. Shapiro
                                                 ____________________________
                                                  Name: Madeline L. Shapiro
                                                  Title: Assistant Secretary



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:   January 5, 2001

CITIBANK, N.A.
  as Trustee

By:  /s/  Wafaa Orfy
   ________________________
    Authorized Signatory

                          [Form of Reverse of Security]

                  This Security is one of a duly authorized series of Securities of the Company designated as 0.25% Notes Due January 5, 2006, Performance Linked to a Basket of Five Technology Stocks (herein called the "Securities"). This series of Securities is one of an indefinite number of series of debt securities of the Company, issued and to be issued under an indenture, dated as of September 1, 1987, as amended (herein called the "Indenture"), duly executed and delivered by the Company and Citibank N.A., as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities.

                  The Securities are not redeemable prior to December 28, 2002. The Securities may be redeemed, at the option of the Company, as a whole or from time to time in part, on or after December 28, 2002 (the "Redemption"), and prior to the Stated Maturity, upon the notice referred to below, at a redemption price, for each $1,000 principal amount of the Securities redeemed, equal to (i) the greater of (a) $1,000 and (b) the Alternative Redemption Amount and (ii) any accrued but unpaid interest through the Non-Delaying Event Redemption Date or, if a Delaying Event occurs, through the Delaying Event Redemption Date (the "Redemption Payment Amount").

                  Notice of Redemption shall be given by mailing a notice to the Holders of such Redemption (the "Redemption Notice") in accordance with the Indenture and the Securities. A Redemption shall occur on the Non-Delaying Event Redemption Date or, if a Delaying Event occurs, on the Delaying Event Redemption Date.

                  The Securities shall be repayable at the option of the Holder thereof (the "Repurchase"), in whole or from time to time in part, on any Business Day until eight Business Days before January 5, 2006, at a price for each $1,000 principal amount of the Securities repurchased, equal to (i) the Alternative Redemption Amount and (ii) any accrued but unpaid interest through the Non-Delaying Event Repurchase Date or, if a Delaying Event occurs, through the Delaying Event Repurchase Date (the "Repurchase Payment Amount"). In order for the Holder to be repaid, the Company must receive at the Corporate Trust Office of the Trustee (or at such other address of which the Company shall from time to time notify the Holders of the Securities) at any time until eight Business Days before January 5, 2006, (i) this Security with the form entitled "Option to Elect Repayment" set forth below duly completed or (ii) unless the Holder is The Depository Trust Company or its nominee or a successor securities depository or its nominee, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of this Security, the principal amount of this Security, the portion of this Security to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Security together with the form entitled "Option to Elect Repayment" set forth below duly completed, shall be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and this Security and form duly completed are received by the Company by such fifth Business Day. Any such election shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Security for repayment shall be determined by the Company, whose determination shall be final and binding. A Repurchase shall occur on the Non-Delaying Event Repurchase Date or, if a Delaying Event occurs, on the Delaying Event Repurchase Date.

                  The Basket Level used to calculate the Alternative Redemption Amount shall be determined by the Calculation Agent.

                  All percentages resulting from any calculation with respect to the Securities shall be rounded at the Calculation Agent's discretion.

                  The Trustee shall fully rely on the determination by the Calculation Agent of the Payment Amount and shall have no duty to make any such determination.

                  This Security is not subject to any sinking fund.

                  If an Event of Default with respect to the Securities shall occur and be continuing, the amounts payable on all of the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. The amount payable to the Holder hereof upon any acceleration permitted under the Indenture shall be equal to the Maturity Payment Amount calculated as though the date of acceleration was the Stated Maturity and the date three Business Days prior to the date of acceleration was the applicable Payment Determination Date.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than 66?% in aggregate principal amount of each series of Securities at the time Outstanding to be affected (each series voting as a class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to, or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities of all such series; provided, however, that no such supplemental indenture shall, among other things, without the consent of the Holder of each Outstanding Security affected thereby, (i) change the fixed maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon or reduce any premium payable on redemption, or make the principal thereof, or premium, if any, or interest therein payable in any coin or currency other than that hereinabove provided or (ii) change the place of payment on any Security, or impair the right to institute suit for payment on any Security, or reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture. It is also provided in the Indenture that, prior to any declaration accelerating the maturity of any series of Securities, the holders of a majority in aggregate principal amount of the Securities of such series Outstanding may on behalf of the holders of all the Securities of such series waive any past default or Event of Default under the Indenture with respect to such series and its consequences, except a default in the payment of interest, if any or the principal of, or premium if any, on any of the Securities of such series, or in the payment of any sinking fund installment or analogous obligation with respect to Securities of such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future holders and owners of this Security and any Securities which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal amount with respect to this Security.

                  The Securities are issuable in denominations of $1,000 and any integral multiple of $1,000 inexcess thereof.

                  The Company, the Trustee, and any agent of the Company or of the Trustee may deem and treat the registered holder (the "Holder") hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, and for all other purposes and neither the Company nor the Trustee nor any agent of the Company or of the Trustee shall be affected by any notice to the contrary. All such payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Security.

                  No recourse for the payment of the principal of, premium, if any, or interest on this Security, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office or agency in a Place of Payment for this Security, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series or of like tenor and of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

                  THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Set forth below are definitions of some of the terms used in this Security.

                  "Alternative Redemption Amount" shall mean the product of (a) the Issue Price divided by 133.35 and (b) the Basket Level on the relevant Payment Determination Date.

                  "Basket" shall mean the Basket Securities.

                  "Basket  Level",   when  used  with  respect  to  any  Payment
Determination Date, shall equal the sum of (a) the products of the Closing Prices and the applicable Multipliers for each Basket Security for which a Delaying Event does not occur on the related Calculation Day, (b) if a Delaying Event occurs for a Basket Security on the related Calculation Day, the product of the Closing Price for such Basket Security on the next Trading Day on which a Market Disruption Event does not occur for such Basket Security and the Multiplier for such Basket Security and (c) any cash included in the Basket on such Calculation Day.

                  "Basket Securities" shall mean the securities included in the Basket from time to time and shall initially be the American Depositary Receipts ("ADRs") of Nokia Corporation and the common stocks of Cisco Systems, Inc., Microsoft Corporation, Oracle Corporation and Sun Microsystems, Inc. The Basket Securities shall only be adjusted by the Calculation Agent pursuant to the Calculation Agency Agreement for certain extraordinary corporate events.

                  "Business Day", notwithstanding the Indenture, shall mean any day other than a Saturday, a Sunday or a day on which the New York Stock Exchange is not open for trading or banking institutions or trust companies in the City of New York are authorized or required by law or executive order to remain closed.

                  "Calculation Agency Agreement" shall mean the Calculation Agency Agreement, dated as of January 5, 2001 between the Company and the Calculation Agent, as amended from time to time.

                  "Calculation Agent" shall mean the person that has entered into the Calculation Agency Agreement with the Company providing for, among other things, the determination of the Basket Level and the Payment Amount, which term shall, unless the context otherwise requires, include its successors and assigns. The initial Calculation Agent shall be Lehman Brothers Inc.

                  "Calculation Day" shall mean three Trading Days prior to (a) for payment at Stated Maturity, January 5, 2006, (b) for payment upon a Redemption, the Non-Delaying Event Redemption Date or (c) for a payment upon a Repurchase, the Non-Delaying Event Repurchase Date.

                  "Close of Trading" shall mean 4:00 p.m., New York City time.

                  "Closing Price," means the following, determined by the Calculation Agent based on information reasonably available to it:

(i) If the Basket Security is listed on a United States national securities exchange or trading system or is a security quoted on The Nasdaq Stock Market, Inc. ("NASDAQ"), the last reported sales price at the Close of Trading, regular way, on such day, on the primary securities exchange registered under the Securities Exchange Act of 1934 on which such Basket Security is listed or admitted to trading or quoted on NASDAQ, as the case may be.

                  (ii) If the Basket Security is listed or quoted on a non-United States securities exchange, trading system (other than a bulletin board) or market, the last reported sale price at the Close of Trading, regular way, on such day, on the primary exchange, trading system or market on which such Basket Security is listed, quoted or admitted to trading, as the case may be. The Closing Price shall then be converted into U.S. dollars using the Official W.M. Reuters Spot Closing Rate at 11:00 a.m., New York City time. If there are several quotes for the Official W.M. Reuters Spot Closing Rate at that time, the first quoted rate starting at 11:00 a.m. shall be the rate used. If there is no such Official W.M. Reuters Spot Closing Rate for a country's currency at 11:00 a.m., New York City time, the Closing Price shall be converted into U.S. dollars using the last available U.S. dollar cross-rate quote before 11:00 a.m., New York City time.

                  (iii) If the Basket Security is not listed on a national securities exchange or is not a NASDAQ security, and is listed or traded on a bulletin board, the average execution price that an affiliate of the Company receives upon the sale of such Basket Security to hedge the Company's obligations for such Basket Security. If such Basket Security is listed or traded on a non-United States bulletin board, the Closing Price shall then be converted into U.S. dollars using the Official W.M. Reuters Spot Closing Rate at 11:00 a.m., New York City time. If there are several quotes for the Official W.M. Reuters Spot Closing Rate at that time, the first quoted rate starting at 11:00 a.m. shall be the rate used. If there is no such Official W.M. Reuters Spot Closing Rate for a country's currency at 11:00 a.m., New York City time, the Closing Price shall be converted into U.S. dollars using the last available U.S. dollar cross-rate quote before 11:00 a.m., New York City time.

                  "Delaying Event" shall mean a Market Disruption Event for a Basket Security that occurs on the relevant Calculation Day.

                  "Delaying Event Redemption Date" shall mean, if a Delaying Event occurs on the Calculation Day for a Redemption, three Business Days after the Payment Determination Date therefor.

                  "Delaying Event Repurchase Date" shall mean, if a Delaying Event occurs on the Calculation Day for a Repurchase, three Business Days after the Payment Determination Date therefor.

                  "Issue Price" shall mean $1,000 per $1,000 principal amount of Securities.

                  "Market Disruption Event" with respect to a Basket Security means any of the following events as determined by the Calculation Agent:

                  (i) A suspension, absence or material limitation of trading of such Basket Security has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading on the primary organized U.S. exchange or trading system on which such Basket Security is traded or, if such Basket Security is not listed or quoted in the United States, on the primary exchange, trading system or market for such Basket Security. Limitations on trading during significant market fluctuations imposed pursuant to NYSE Rule 80B or any applicable rule or regulation enacted or promulgated by the NYSE, any other exchange, trading system, or market, any other self regulatory organization or the Securities and Exchange Commission of similar scope or as a replacement for Rule 80B, may be considered material. Notwithstanding the first sentence of this paragraph, a Market Disruption Event for a Basket Security traded on a bulletin board means a suspension, absence or material limitation of trading of such Basket Security for more than two hours or during the one hour period preceding 4:00 p.m., New York City time.

                  (ii) A suspension, absence or material limitation has occurred on that day, in each case, for more than two hours of trading or during the one-half hour period preceding the Close of Trading in options contracts related to such Basket Security, whether by reason of movements in price exceeding levels permitted by an exchange, trading system or market on which such options contracts related to such Basket Security are traded or otherwise.

                  (iii) Information is unavailable on that date, through a recognized system of public dissemination of transaction information, for more than two hours of trading or during the one-half hour period preceding the Close of Trading, of accurate price, volume or related information in respect of such Basket Security or in respect of options contracts related to such Basket Security, in each case traded on any major U.S. exchange or trading system or in the case of securities of a non-U.S. issuer, traded on the primary non-U.S. exchange, trading system or market.

         For purposes of determining whether a Market Disruption Event has occurred:

                  (i) a limitation on the hours or number of days of trading shall not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange, trading system or market;

                  (ii) any suspension in trading in an option contract on a Basket Security by a major securities exchange, trading system or market by reason of (a) a price change violating limits set by such securities market, (b) an imbalance of orders relating to those contracts, or (c) a disparity in bid and ask quotes relating to those contracts, shall constitute a Market Disruption Event notwithstanding that the suspension or material limitation is less than two hours;

                  (iii) a suspension or material limitation on an exchange, trading system or in a market shall include a suspension or material limitation of trading by one class of investors provided that the suspension continues for more than two hours of trading or during the last one-half hour period preceding the Close of Trading on the relevant exchange, trading system or market but shall not include any time when the relevant exchange, trading system or market is closed for trading as part of that exchange's, trading system's or market's regularly scheduled business hours; and

                  (iv)       "trading systems" include bulletin board services.

                  "Multiplier" shall mean, with respect to any applicable principal amount of Securities, the number of shares or other units (including
ADRs) or any fractional share or other unit expressed as a decimal of each Basket Security included in the Basket. In the case of each Security with principal amount of $1,000.00, the initial Multiplier for each Basket Security is set forth below:




            Basket Security                  Initial Multiplier


    Cisco Systems, Inc.                           0.487322


    Microsoft Corporation                         0.436149

    Nokia Corporation                             0.450109

    Oracle Corporation                            0.655132

    Sun Microsystems, Inc.                        0.655853

                  "NYSE" shall mean the New York Stock Exchange.

                  "Non-Delaying Event Redemption Date" shall mean, notwithstanding anything to the contrary in the Indenture, the date set forth in the Redemption Notice, which date shall not be less than 15 nor more than 60 days after the date of the Redemption Notice.

                  "Non-Delaying Event Repurchase Date" shall mean the eighth Business Day following the Business Day on which the Company receives notice of a Repurchase from a Holder.

                  "Official W.M. Reuters Spot Closing Rates" shall mean the closing spot rates published on Reuters page "WMRA" relevant for such Basket Security.

                  "Payment Amount" shall mean the Maturity Payment Amount, the Redemption Payment Amount or the Repurchase Payment Amount, as the case may be.

                  "Payment Determination Date" shall mean the relevant Calculation Day, unless a Delaying Event occurs with respect to such Payment Determination Date, in which case the first Trading Day after the Calculation Day on which the Closing Prices for all Basket Securities that have been subject to a Delaying Event have been determined.

                  "Redemption" shall mean the option of the Company to redeem, at any time on or after December 28, 2002, in whole or from time to time in part, the Securities.

                  "Repurchase" shall mean the option of a beneficial holder to elect to require the Company to repurchase, at any time until eight business days before January 5, 2006, in whole or from time to time in part, such holder's Securities.

                  "Trading Day" shall mean a day on which trading generally is conducted on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market, Inc. and in the over-the-counter market for equity securities as determined by the Calculation Agent.


                  All terms used but not defined in this Security are used herein as defined in the Indenture.

                            OPTION TO ELECT REPAYMENT

                  The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the Alternative Redemption Amount plus any accrued but unpaid interest.

                  For this Security to be repaid, the Company must receive at the office of the Trustee, located at its Corporate Trust Office (or at such other place or places of which the Company shall from time to time notify the holder of the within Security) on any Business Day until eight Business Days before January 5, 2006, (i) this Security with this "Option to Elect Repayment" form duly completed, or (ii) unless the Holder is The Depository Trust Company or its nominee or a successor securities depository or its nominee, a telegram, telex, facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers or a commercial bank or a trust company in the United States of America setting forth the name of the holder of the within Security, the principal amount of the within Security, the portion of the within Security to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the within Security with this "Option to Elect Repayment" form duly completed shall be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and the within Security and form duly completed are received by the Company by such fifth Business Day.

                  If less than the entire amount of the within Security is to be repaid, specify the portion thereof (which shall be an integral multiple of $1,000) which the holder elects to have repaid: $______. A Security shall be issued to the holder in an amount equal to the portion not being repaid.


Dated:

                                                     NOTE: The Signature to this
                                                     Option  to Elect  Repayment
                                                     must  correspond  with  the
                                                     name as  written  upon  the
                                                     face of the within Security
                                                     in every particular without
                                                     alteration  or  enlargement
                                                     or   any    other    change
                                                     whatsoever.

                  The following abbreviations, when used in the inscription on the face of the within Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common           UNIF GIFT MIN ACT - _____ Custodian ____
TEN ENT -as tenants by the entireties                    (Cust)       (Minor)
JT TEN  -as joint tenants with right of  under Uniform Gifts to Minors survivorship and not as tenants Act ___________________________________
         in common                          (State)

                  Additional abbreviations may also be used though not in the above list.


                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


                (Name and Address of Assignee, including zip code, must be printed or typewritten.)

the within Security, and all rights thereunder, hereby irrevocably constituting and appointing to transfer the said Security on the books of the Company, with full power of substitution in the premises.

                  Dated:



                  NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.